TARGET PORTFOLIO TRUST
Large Capitalization Growth Portfolio

Supplement dated March 12, 2013 to the

Prospectus, Summary Prospectus and Statement of Additional Information (SAI)

each dated February 15, 2013

On March 7, 2013, the Board of Trustees of Target Portfolio Trust (the “Trust”) approved, effective on or about April 11, 2013 (the “transition date”), that Marsico Capital Management, LLC (“Marsico”) will no longer serve as a subadviser for the Large Capitalization Growth Portfolio (the “Portfolio”) of the Trust. Currently, Brown Advisory, LLC (“Brown Advisory”) and Massachusetts Financial Services Company (“MFS”) are the Portfolio’s other subadvisers. The assets of the Portfolio that are managed by Marsico as of the transition date will be allocated to Brown Advisory and MFS. The assets of the Portfolio will be allocated to Brown Advisory (50%) and MFS (50%). Allocation of assets between or among subadvisers is subject to change in the sole discretion of the Manager.

All references in the Trust’s Prospectus, Summary Prospectus and SAI to Marsico are deleted as of the transition date, unless such disclosure is otherwise required.

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